                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):   NOVEMBER 24, 1999
                                                    -----------------

                            CORPAS INVESTMENTS, INC.
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             (Exact name of registrant as specified in its charter)




FLORIDA                             000-30100                    59-2890565
----------------------------       ------------              -------------------
(State or other jurisdiction       (Commission               (I.R.S. Employer
of incorporation)                  File Number)              Identification No.)

2536 COUNTRYSIDE BOULEVARD
2ND FLOOR
CLEARWATER, FLORIDA                                                      33763
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (813) 205-2489
                                                     ------------------------


    Former Address: 162 E. Riverbend Drive, Altamonte Springs, Florida 32779
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          (Former Name or Former Address, if Changed Since Last Report)


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                           CURRENT REPORT ON FORM 8-K

                            CORPAS INVESTMENTS, INC.

                                NOVEMBER 24, 1999


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 24, 1999, Interactive ConEd.com, Inc., a Delaware corporation ("ICE"), merged with and into the Registrant (the "Merger"), pursuant to the terms of that certain Agreement and Plan of Merger, dated November 22, 1999, among the Registrant, Roy Meadows, as controlling shareholder of the Registrant, and ICE (the "Merger Agreement"). ICE was in the business of marketing online continuing education, training and testing for the healthcare community. The acquisition of ICE provides the Registrant with an expanded breadth of service offerings. In connection with the Merger, the Registrant issued an aggregate of 5,600,000 shares of its common stock, par value $.001 per share, in exchange for all of the issued and outstanding shares of common stock of ICE. The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference for all purposes.

         Through the acquisition of ICE and the implementation of its other current business strategies, the Registrant intends to become a business-to-business provider of on-line continuing medical education, medical practice services and e-commerce for the anti-aging, holistic, alternative, functional and complimentary medical practices. In pursuit of its on-line healthcare mission, the Registrant recently formed a strategic educational partnership with Medical Development Management, Inc., an Illinois corporation ("MDM"), and the American Academy of Anti-Aging Medicine, a non-profit corporation. Pursuant to the strategic alliance, MDM will provide the Registrant with exclusive rights to its medical video library and access to its proprietary membership and mailing lists, which includes over 300,000 physicians, over 20,000 personal trainer professionals, over 20,000 chiropractors, and over 7,000 anti-aging physicians/healthcare practitioners and other health-related companies, nurses, pharmacists and healthcare professionals. As of the date of this report, the Registrant has not generated any revenues. Additionally, the Registrant's business strategies are evolving and its business in the future may be substantially different than as currently described herein.

         In conjunction with the Merger, Roy Meadows, the Registrant's former sole officer and director, resigned and new members of the board and senior management were appointed to take office upon the effectiveness of the Merger on November 24, 1999. Accordingly, Ross A. Love currently serves as the Registrant's Chief Executive Officer, President and Chairman of the Board; Lawrence R. Kuhnert currently serves as the Registrant's Chief Financial Officer and Director; Samuel Estrin currently serves as the Registrant's Chief Technical Officer; and Stacey B. Wills currently serves as the Registrant's Vice President of Operations and Secretary. The Registrant is currently seeking qualified individuals to serve as additional directors.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  In accordance with Item 7(a) of Form 8-K, the financial statements of the business acquired shall be provided not later than 60 days after the date on which this Current Report was filed.

         (b)      Pro Forma Financial Information.

                  In accordance with Item 7(b) of Form 8-K, the pro forma financial information required pursuant to Article 11 of Regulation S-X shall be provided not later than 60 days after the date on which this Current Report was filed.

         (c)      Exhibits.

EXHIBIT NO.                                DESCRIPTION
-----------                                -----------

2.1             Agreement and Plan of Merger, dated November 22, 1999, among Corpas
                Investments, Inc., Roy Meadows and Interactive ConEd.com, Inc.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 8, 1999


                                            CORPAS INVESTMENTS, INC.


                                            By: /s/ Lawrence R. Kuhnert
                                                -----------------------
                                                Lawrence R. Kuhnert
                                                Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.                              DESCRIPTION
-----------                              -----------

2.1           Agreement and Plan of Merger, dated November 22, 1999, among Corpas
              Investments, Inc., Roy Meadows and Interactive ConEd.com, Inc.